Exhibit 10(i)

                          AMENDMENT TO
                        CREDIT AGREEMENT


     THIS AMENDMENT TO CREDIT AGREEMENT is dated as of
November 19, 1998 (the "Amendment") and is among NATIONSBANK, N.A., a national banking association (the "Bank"), FAMILY DOLLAR STORES, INC. ("FDSI") and FAMILY DOLLAR, INC. ("FDI"; each of FDSI and FDI may be referred to herein as a "Borrower" and collectively as the "Borrowers").


                        R E C I T A L S

     WHEREAS, the Borrowers and the Bank are parties to that certain Credit Agreement dated as of March 31, 1996 (as amended, modified or extended prior to the date hereof, the "Original Agreement") providing for Tranche A Loans and Tranche B Loans in an aggregate principal amount not to exceed $100,000,000;

     WHEREAS, the Borrowers have requested that the Bank amend certain terms of the Original Agreement in accordance with the terms of this Amendment.

     WHEREAS, the Bank has agreed to such amendment based on the terms and conditions set forth herein.

                       A G R E E M E N T

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Sections 6.06(a) and (b) of the Original Agreement are hereby deleted in their entirety and replaced by the following:

         "Section 6.06.  Consolidated Capital Expenditures.
     The Borrower will not permit the aggregate amount of Consolidated Capital Expenditures for any fiscal year of the Borrower to exceed the amount set forth below for such fiscal year.


         Fiscal Year Ending
         August 31                    Amount

         1999                         $150,000,000
         2000                         $165,000,000
         2001                         $180,000,000
         2002                         $195,000,000
         2003                         $215,000,000
         2004                         $235,000,000
         2005                         $255,000,000
         2006                         $275,000,000
         Thereafter                   $275,000,000 plus
                                       $20,000,000 for each
                                       fiscal year occurring
                                       after 2006

     The amounts set forth above are expressed solely with respect to a single fiscal year and shall not carry-over to succeeding periods to the extent such amounts are not fully utilized for the applicable fiscal year.

     2. Representations and Warranties. Each Borrower hereby represents and warrants that (a) this Amendment has been duly authorized, executed and delivered on its behalf, and the Original Agreement, as amended hereby, constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms; (b) the representations and warranties set forth in Article V of the Original Agreement remain true and correct in all material respects as of the date hereof with the same force and effect as if made on and as of such date; and (c) no Default or Event of Default as set forth in Article VII of the Original Agreement has occurred and is continuing or will result from the execution and delivery of this Amendment.

     3. No Other Amendments. Except as modified hereby, all other terms, conditions and provisions of the Original Agreement shall remain in full force and effect.

     4. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of North
Carolina.

                   [signature pages to follow]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered by its duly authorized officer as of the date first above written.

                                   NATIONSBANK, N.A.

                                   By: TIMOTHY H. SPANOS
                                       TIMOTHY H. SPANOS
                                       Senior Vice President

ACKNOWLEDGED AND AGREED:

FAMILY DOLLAR STORES, INC.         FAMILY DOLLAR, INC.

By:    C. MARTIN SOWERS            By:    C. MARTIN SOWERS
Name:  C. MARTIN SOWERS            Name:  C. MARTIN SOWERS
Title: Senior Vice President-      Title: Senior Vice President-
       Finance                            Finance


Each of the Guarantors below acknowledges and consents to this Amendment and ratifies its Guaranty:

Family Dollar Services, Inc.       Family Dollar Operations, Inc.

By:    C. MARTIN SOWERS            By:    C. MARTIN SOWERS
Name:  C. MARTIN SOWERS            Name:  C. MARTIN SOWERS
Title: Senior Vice President-      Title: Senior Vice President-
       Finance                            Finance


Family Dollar Trucking, Inc.

By:    C. MARTIN SOWERS
Name:  C. MARTIN SOWERS
Title: Senior Vice President-
       Finance